UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2026

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2026, the stockholders of Citigroup Inc. (Citigroup or Citi), upon recommendation of Citigroup’s Board of Directors (Board), approved an amendment to the Citigroup 2019 Stock Incentive Plan (the 2019 Plan), which was first approved by stockholders on April 16, 2019. The amendment to the 2019 Plan increases the authorized number of shares available for grant under the 2019 Plan by 20 million shares.

The 2019 Plan is described in greater detail in proposal 4 in Citigroup’s Proxy Statement for the 2026 Annual Meeting of Stockholders (Proxy Statement). The Proxy Statement, which includes a description of the 2019 Plan, was filed with the U.S. Securities and Exchange Commission on April 2, 2026. The descriptions of the 2019 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2019 Plan set forth in Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Citigroup’s 2026 Annual Meeting of Stockholders was held on May 20, 2026. At the meeting:

(1)	13 persons were elected to serve as directors of Citigroup;
(2)	the selection of KPMG LLP to serve as the independent registered public accounting firm of Citigroup for 2026 was ratified;
(3)	an advisory vote on our 2025 Executive Compensation was approved; and
(4)	a proposal requesting additional shares for the Citigroup 2019 Stock Incentive Plan was approved.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

(1) Election of Directors Nominees	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES

Titi Cole	1,244,689,777	20,880,382	2,908,737	162,993,405
Ellen M. Costello	1,247,268,629	18,471,266	2,739,002	162,993,405
Grace E. Dailey	1,260,540,857	5,142,049	2,795,991	162,993,405
John C. Dugan	1,252,706,419	13,086,262	2,686,217	162,993,405
Jane N. Fraser	1,186,460,459	78,909,225	3,109,213	162,993,405
Duncan P. Hennes	1,173,073,530	92,554,748	2,850,619	162,993,405
Peter B. Henry	1,225,424,069	39,310,970	3,743,858	162,993,405
Renée J. James	1,204,590,910	60,918,728	2,969,259	162,993,405
Jonathan P. Moulds	1,261,662,049	3,984,164	2,832,684	162,993,405
Gary M. Reiner	1,205,605,003	59,982,667	2,891,227	162,993,405
Diana L. Taylor	1,189,174,504	76,619,340	2,685,054	162,993,405
James S. Turley	1,188,544,100	77,044,062	2,890,736	162,993,405
Casper W. von Koskull	1,239,929,931	25,606,073	2,942,893	162,993,405

(2) Proposal to ratify the selection of KPMG LLP as Citi’s independent registered public accounting firm for 2026.	1,329,245,593	101,802,338	2,830,523
(3) Advisory vote to approve our 2025 Executive Compensation.	763,510,695	500,692,745	4,275,457	162,993,405
(4) Approval of additional shares for the Citigroup 2019 Stock Incentive Plan.	879,545,713	385,218,178	3,715,006	162,993,405

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
10.1	Citigroup 2019 Stock Incentive Plan (as amended and restated, effective as of May 20, 2026).
99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: May 21, 2026
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
Chief Legal Officer & Corporate Secretary